Contract #: CTK-1                                       BAYONNE
-----------------                                       -------



                                  IMTT-BAYONNE
                                  ------------
                        AGREEMENT OF GENERAL CONDITIONS
                        -------------------------------


      THIS AGREEMENT and the attached schedule(s) which are made part hereof, by and between IMTT-BAYONNE, A DELAWARE PARTNERSHIP, (hereinafter called "Bailee") and COGEN TECHNOLOGIES NJ VENTURE, a joint venture, organized and created under the laws of the State of NEW JERSEY (hereinafter called "Bailor"). The parties signing the within Agreement for and in behalf of Bailee and Bailor warrant that each of them is fully authorized by their respective parties to execute and deliver the within Agreement in accordance with the terms and conditions set forth herein and in said attached schedule(s).


                               WITNESSETH THAT:

      For and in consideration of the mutual covenants and agreements undertaken herein, Bailee and Bailor agree as follows, to-wit:

      1. Bailee hereby agrees during the term of this Agreement to store in its public warehouse tank storage facilities in the City of Bayonne, New Jersey and/or Jersey City all as more specifically set forth in the attached schedules. Bailee shall retain exclusive control and administration of all tank(s), including all throughput in or out thereof, and all premises, lines and appurtenances appertaining thereto. TITLE TO PRODUCT WILL REMAIN WITH BAILOR AT ALL TIMES. Unless otherwise specified Bailee shall provide AND MAINTAIN storage tanks and lines constructed of plain, unlined steel having standard construction, pumps, valves and accessories commonly used for the storage and handling of bulk liquids. Bailee reserves the right to substitute tanks OF COMPARABLE QUALITY/CAPACITY during the term of this agreement AT NO ADDITIONAL COST TO BAILOR.

      2. Bailor shall deliver to Bailee for storage materials as specified in said attached schedule(s), provided however, that Bailor shall not tender to Bailee any materials, corrosive or otherwise, which would in any way damage its tank(s); nor shall Bailee be required to store any materials therein which would render said tank(s) unfit, after cleaning, for the proper storage of products. Bailor or its representative is granted the right at its expense to inspect the tank(s) assigned to Bailor's products from time to time prior to commencement of unloading of Bailor's materials into said tank(s). If, as a result of such inspection by Bailor, any tank should fail to satisfy the requirements of Bailor and the defect or deficiency is not susceptible of reasonable remedy in the opinion of Bailee, then and in such event, each party is granted the option forthwith to terminate those parts of this Agreement which cannot be performed, provided that such termination shall be without liability whatever on the part of Bailee to Bailor for any loss, damage or expense, consequential or remote, sustained by Bailor as a result of the failure of such tank(s) to meet

Bailor's requirements, and the within Agreement shall remain in full force and effect as to the remaining storage. Once Bailor has authorized the unloading of its materials into the lines and tank(s) of Bailee, it is stipulated that such authorization constitutes an acceptance (with or without inspection, as the case may be) by Bailor of Bailee tank(s) as being fit and suitable for the storage of Bailor's materials.

      3. Bailor is to furnish Bailee with a full written description of materials to be handled, including all known physical and chemical properties, prior to storage thereof. Materials are to be of such consistency and refinement as to be free-flowing and pumpable at all times subject to proper application of heat when required. In the event such materials require the application of heat or steam by Bailee to maintain same in a liquid free-flowing or pumpable state, Bailee will provide the required heat, if tanks are appropriately equipped, at Bailor's cost as set forth in the attached schedule. Bailee reserves the right to refuse to accept or store or continue to store the materials or any part thereof if in its opinion the condition of the materials gives reasonable ground for apprehension of loss or damage to other goods or to storage facilities or to any person or persons whatsoever. In such event, Bailee shall be entitled to give notice to Bailor to remove such materials within a reasonable time after receiving such notice and if Bailor should fail to remove such materials, Bailee shall be entitled to dispose of said materials in the same manner as provided in paragraph 7 hereinbelow. Bailor warrants that any materials delivered for storage under this Agreement will not be corrosive or otherwise injurious to Bailee's tank(s), lines, appurtenances or personnel. BAILEE RECOGNIZES THAT SPECIFICATION GRADES OF KEROSENE ARE NOT CORROSIVE. BAILEE TRAINS/EQUIPS ITS EMPLOYEES TO SAFELY HANDLE ALL GRADES OF KEROSENE. In the event Bailor's materials should require special handling to maintain quality and minimize hazards, Bailor shall so advise Bailee in writing thereof in advance of execution of this Agreement. Bailor shall be strictly liable for any loss, damage, or expense, which results from breach of said warranty or failure to advise of required special handling.

      4. Bailee agrees to receive, deliver and/or transfer into and out of its terminal such materials as may be stored therein under the terms hereof, to provide such other services as may be specified in said schedule(s), and to provide the facilities needed therefor. Bailor agrees to pay Bailee monthly in advance, the agreed monthly charges specified in the attached schedule(s). Bailor also agrees to pay Bailee any other charges accruing hereunder which may be mutually agreed upon, from time to time, upon presentation of invoice therefor. All payments hereunder shall be made to Bailee at its principal office, Foot of E22nd Street, Bayonne, New Jersey 07002 or such other address as may be designated by Bailee. Notwithstanding Bailee's charges for receiving materials (throughput charge), the cost of all inpumping of materials from ship or barge into the lines and tank(s) of Bailee shall be arranged by and at the cost of Bailor.

      5. The term "barrel" whenever used in this Agreement or attached schedule(s) shall mean 42 U.S. gallons at 60 degree F; the term "materials" whenever used in this Agreement or attached schedule(s) shall mean materials which are stored for Bailor but which may be owned by Bailor or by others.

      6. This Agreement shall remain in effect for the period of time specified in the attached schedule(s). If additional tank(s) are required by Bailor from time to time hereafter, such requirement may be evidenced by a Letter Agreement, or otherwise, and become an addition to the attached schedule(s), and the terms of this Agreement shall also apply to it.

      7. Bailor agrees, promptly upon the expiration or termination of this Agreement to remove all materials contained in Bailee's terminal and leave the tanks used for Bailor's materials in the same condition as they were at the beginning of this contract, ordinary wear and tear AND DAMAGE NOT CAUSED BY BAILOR'S PRODUCT excepted. In the event Bailor's materials are not completely out of the tank(s) at the end of the term of this Agreement, Bailor agrees to pay Bailee an additional charge of one month's storage or, at the option of Bailee, damages incurred by reason of Bailor's refusal or inability to remove its materials from the tank(s). In the event of Bailor's refusal or inability to so remove its materials Bailee is granted the additional right, over and above its claim for damages, to remove and dispose of all materials remaining in said tank(s) and to satisfy Bailor's obligations to Bailee out of the proceeds of such disposition, if any, Bailee to hold any balance for the account of Bailor or other party in interest.

      8. Bailee shall not be liable for evaporation, shrinkage, line-loss, clingage, discoloration, contamination, damage to or destruction of any materials of Bailor, or for any delay or non-performance of services or failure to provide facilities due hereunder when any of the foregoing is caused in whole or in part by force majeure, unnatural act or the public enemy, or by labor dispute or trouble, strike, riot, vandalism, sabotage, expropriation or appropriation, flood, fire, war (whether declared or undeclared), accident when not caused by Bailee, storm, explosion, breakdown of machinery, fuel shortage, power shortage, railroad embargo or congestion, government regulation or action, embargo or intervention, failure or delay of manufacturers or persons from whom Bailee is obtaining machinery, equipment, materials, or supplies to deliver the same, or other cause beyond its control, whether such other cause be of the classes herein specifically provided for or not, and whether the cause is or is not existing on the date of this Agreement. In any event, regardless of the occurrence or nonoccurrence of any of the aforementioned events, Bailee shall not be liable for loss of or damage to Bailor's materials except when caused by Bailee's failure to use reasonable care in the safekeeping and handling of Bailor's materials.

      9. All movements and receipts or deliveries of Bailor's materials hereunder, whether by tank, tank car, tank truck, barge, tanker or vessel, shall be on a nonpreferential, first come/first served basis, and Bailee shall not be responsible for any loss, damage, demurrage, or expense due to delay in loading or unloading Bailor's materials. Bailor shall give Bailee at least seven
(7) days advance notice of the arrival of each tanker and at least twelve (12) hours advance notice of the arrival of each barge making deliveries of Products into the Storage Facilities, specifying the quantity and nature of Products into the storage hereunder. Such tankers, barges or customer vessels will be accommodated with every vessel using the Storage Facilities in the order of arrival. Tankers, barges or customer vessels loading or discharging for Bailor's account will be subject to Bailee's applicable dock rules as they may be in effect from time to time and such tankers, barges, and customer vessels will proceed to and from Bailee's dock facilities with promptness and dispatch. BAILEE'S DOCK RULES SHALL NOT BE AMENDED IN A MANNER WHICH MATERIALLY AFFECTS THE PERFORMANCE of THIS AGREEMENT. The tankers, barges and customer vessels will load or unload, as the case may be, on a continuous basis.

      10. Insurance on Bailor's materials shall be obtained and carried by Bailor at its expense. Bailor agrees to reimburse and indemnify Bailee for any and all REASONABLE expenses incurred by Bailee for the preservation or protection of Bailor's materials. In the event of a casualty Bailor will obtain a waiver of subrogation against Bailee for the covered portion of any loss sustained by reason of storage of materials for Bailor hereunder. BAILEE WILL PROVIDE BAILOR WITH AN INSURANCE CERTIFICATE ON A YEARLY BASIS EVIDENCING VARIOUS COVERAGES WHICH BAILEE CARRIES FOR ITS OWN BENEFIT.

      11. Should Bailor fail to pay any monies due or to become due hereunder or should Bailor fail to comply with any of its other obligations under this Agreement within THIRTY (30) days from the mailing by Bailee of notice of such default, Bailee shall have the right, at its option (a) to terminate and cancel the within Agreement in which event there shall be due to Bailee, as liquidated damages, a sum equal to the amount of the storage charges hereunder for one (1) month; (b) to accelerate all monies due for the unexpired remaining term of the within Agreement and to declare same immediately due and payable; or (c) to sue for the storage charges in intervals or as the same accrue. IN THE EVENT THAT BAILOR DEFAULTS AND THIS AGREEMENT IS TERMINATED, BAILEE WILL PROMPTLY MAKE BEST EFFORTS TO LEASE STORAGE SPECIFIED BY THIS AGREEMENT TO OTHER PARTIES APPLYING STORAGE REVENUE RECEIVED AGAINST BAILOR'S LIABILITY AND IF POSSIBLE TERMINATE BAILOR'S RESPONSIBILITY/LIABILITY TO BAILEE, IN WHOLE OR IN PART. The foregoing provisions are without prejudice to any remedy which might otherwise be available under the laws of New Jersey for non-payment of monies due, or to become due hereunder, or for breach of any of the obligations of the within Agreement, or to establish any lien or privilege.

          If Bailor has commenced by reasonable means to cure any default not curable in THIRTY (30) days, such additional time as is reasonably necessary to cure such default shall be granted Bailor before Bailor will be adjudged in default hereunder.

          Bailee's failure to strictly and promptly enforce these conditions shall not operate as a waiver of Bailee's rights hereunder, Bailee hereby reserves the right to enforce prompt payment of storage charges or other charges, or to cancel the within Agreement regardless of any indulgences, or extensions previously granted to Bailor.

          In the event Bailor defaults in the performance of any of the terms, covenants, agreements or conditions provided herein and Bailee refers to its attorney the enforcement of this Agreement, or any part hereof, for the collection of any monies due or to become due hereunder, and said attorney files suit thereon, then Bailor agrees to pay such reasonable attorney's fees as incurred by Bailee.

      SHOULD BAILEE FAIL TO COMPLY WITH ANY OF ITS MAJOR OBLIGATIONS UNDER THIS AGREEMENT WITHIN THIRTY (30) DAYS FROM THE RECEIPT BY Bailee OF A NOTICE OF DEFAULT, FROM BAILOR; BAILOR SHALL HAVE THE RIGHT TO TERMINATE AND CANCEL THIS AGREEMENT WITHOUT FURTHER LIABILITY; HOWEVER, IF BAILEE HAS COMMENCED BY REASONABLE MEANS TO CURE ANY DEFAULT NOT CURABLE IN THIRTY (30) DAYS, SUCH ADDITIONAL TIME AS IS REASONABLY NECESSARY TO CURE SUCH DEFAULT SHALL BE GRANTED BAILEE BEFORE BAILEE WILL BE ADJUDGED IN DEFAULT HEREUNDER. NON-PERFORMANCE BY BAILEE TO DUE TO FORCE MAJEURE WILL NOT BE CONSIDERED DEFAULT.

      12. If voluntary bankruptcy proceedings are instituted by EITHER PARTY or if EITHER PARTY is adjudicated a bankrupt, or if EITHER PARTY makes an assignment for the benefit of its creditors, or if execution is issued against EITHER PARTY, or if the interest of EITHER PARTY hereunder passes by operation of law to any person other than THAT PARTY then, in any of such events, THE OTHER PARTY may, at its option, declare the within Agreement terminated by notice thereof mailed by certified mail and addressed to THE OTHER at its last known address, provided that Bailee shall retain its lien and privilege against all Bailor's materials situated for any monies or payments due or to become due Bailee.

      13. Bailee reserves the right to reject any vessel, barge, tanker, rail tank car or tank truck, or any material contained therein, which it reasonably determines to be unsuitable for handling or in bad order, without liability whatever on the part of Bailee to Bailor for any loss, damage, demurrage or expense, consequential or remote, sustained by Bailor as a result of such rejection.

      14. It is stipulated that the charges specified herein or in the attached schedule(s) are based upon Bailee's cost of operation and construction necessary to comply with governmental laws, rules and regulations as presently enforced, particularly with respect to environmental control and safety standards. If, during the term of this Agreement, there should occur a change in policy affecting enforcement of said laws, rules and regulations; or Bailee should incur significant additional costs in continuing to comply with existing regulations; or should there be enacted or promulgated new or revised laws, rules or regulations requiring additions to or modifications of Bailee's facilities or changes in its methods of operation increasing the cost of services and providing facilities hereunder, and Bailee determines that it can modify its facilities or change its methods of operations, Bailee shall advise Bailor of any increase in costs resulting therefrom, in which event the charges hereunder shall be adjusted to compensate Bailee for such increased costs, provided however, Bailor is granted thirty (30) days from the date of advice of cost increases to elect whether to accept such charges or to terminate the within Agreement. In the event Bailor elects to terminate the within Agreement, each party hereto shall thereupon be discharged of any further liability hereunder.

      15. EACH PARTY shall defend, indemnify and hold THE OTHER harmless for any injury or damage caused by errors and omissions of surveyors, inspectors, or other individuals designated by IT to act on ITS behalf on any phase of the within agreement. EACH PARTY shall indemnify, defend and hold THE OTHER harmless against any/all claims of injury or damages brought by ITS surveyors, inspectors or other individuals/companies designated by IT to perform work on the property of THE OTHER PARTY.

      16. If this agreement is executed by more than one party as Bailor, said parties shall be jointly, severally and in solido liable hereunder.

      17. The laws of the State of New Jersey shall govern and apply to the terms of this Agreement and its performance thereof. THIS AGREEMENT WILL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE LOCAL, STATE AND FEDERAL LAWS.

      18. This Agreement shall be binding upon, and inure to the benefit of the successors, transferees and assigns of each of the parties hereto; provided, however, that Bailor shall not sublease storage covered by this Agreement or transfer or assign this Agreement, in whole or in part, without the written consent of Bailee, provided further, that in the event of assignment or sublease Bailor shall remain liable hereunder.

       COGEN MAY ASSIGN THIS AGREEMENT TO ITS LENDER (PRUDENTIAL) OR AN AFFILIATE WITHOUT IMTT'S CONSENT PROVIDING THAT COGEN WILL REMAIN LIABLE HEREUNDER. IF COGEN SELLS ITS POWER PLANT ON IMTT'S PROPERTY TO ANOTHER PARTY AND IMTT CONSENTS TO THE ASSIGNMENT OF THIS STORAGE AGREEMENT THEN COGEN WILL NO LONGER REMAIN LIABLE FOR PAYMENTS SPECIFIED BY THIS AGREEMENT.

      19. EITHER PARTY'S FAILURE TO STRICTLY AND PROMPTLY ENFORCE THE CONDITIONS OF THIS AGREEMENT SHALL NOT OPERATE AS A WAIVER OF THAT PARTY'S RIGHTS REGARDING ANY PROVISION OF THE AGREEMENT REGARDLESS OF ANY INDULGENCES OR EXTENSIONS PREVIOUSLY GRANTED.

      20. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SETS FORTH ALL OF THE REPRESENTATIONS, COVENANTS AND WARRANTIES UPON WHICH THE PARTIES RELY IN ENTERING THE AGREEMENT.

     21. Every provision of this Agreement is intended to be severable such that if any term or provision is found to be illegal such provision will be severed from this Agreement and shall not effect the validity of the Agreement.

     22. No amendment or modification hereof shall be valid or binding upon the parties hereto unless evidenced in writing and signed by duly authorized representatives of each party.

     23. Bailor and Bailee will not be responsible to each other for consequential damages resulting from the performance of this agreement.

Dated and signed by Bailee at Bayonne, New Jersey on the 17th day of May, 1994.


WITNESSES:                                 IMTT-BAYONNE

/s/???????????????                         By: /s/??????????????
------------------------                      -----------------------
                                           Title: Sales Manager


----------------------------
Dated and                                                               signed
by_________________________; at_______________________________________________

_________________________, on the 17th day of May, 1994.


WITNESSES:                                 COGEN TECHNOLOGIES NJ VENTURE INC.



/s/ ??????????????????????                 BY: /s/??????????????????
-----------------------------                 ------------------------------
                                           TITLE: V.P. - Mid Atlantic Region
-----------------------------                    ---------------------------
TITLE: